December 31, 1999

                             (GRAPHIC APPEARS HERE)
                                BT Mutual Funds




Institutional
 Treasury Assets Fund
     Annual Report




  Trust: BT Institutional Funds
  Investment Advisor: Bankers Trust Company

Institutional Treasury Assets Fund

Table of Contents



       Letter to Shareholders                                           3
       Institutional Treasury Assets Fund
              Schedule of Investments                                   5
              Statement of Assets and Liabilities                       7
              Statement of Operations                                   7
              Statements of Changes in Net Assets                       8
              Financial Highlights                                      8
              Notes to Financial Statements                             9
              Report of Independent Accountants                        10
              Tax Information                                          10
       Proxy Results                                                   11





                                   ----------
       The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                   ----------

Institutional Treasury Assets Fund

Letter to Shareholders


We are pleased to present you with this annual report for the Institutional Treasury Assets Fund (the "Fund"), providing a detailed review of the market, the portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the portfolio's holdings.


MARKET ACTIVITY
Three major factors impacted the money markets over the annual period ended December 31, 1999--the ongoing extraordinary performance of the U.S. economy, the actions of the Federal Reserve Board, and the liquidity concerns surrounding Y2K. These factors combined to push yields on short-term money market securities significantly higher.

Rapid U.S. economic growth, benign inflation, the lowest unemployment rate in a generation, and a spectacular runup in the U.S. equity market gave consumers the confidence necessary to utilize their purchasing power.
o Housing, retail sales, and auto sales were all at historic levels.

o Subdued wage demands, competitive pressures, productivity improvements and global overcapacity combined to keep prices in check.

o Simultaneously, foreign economies around the world showed clear signs of recovery, with growth rates in Europe and Asia, in particular, increasing throughout the year.

The Federal Reserve Board raised interest rates three times during 1999.
o The Federal Reserve Board argued that the pace of the economy could not be indefinitely supported by labor force growth and productivity and thus may rekindle inflation.

o Consequently, on June 30, August 24, and November 16, the Federal Reserve Board raised interest rates by 0.25% each time, leaving the targeted federal funds rate at 5.50% at the end of the year.

Money market investors and issuers alike believed liquidity would be scarce over year-end, as anticipation of Y2K grew increasingly uncertain over the last quarter of 1999.
o Both corporate and asset-backed issuers flooded the market with paper early in the fourth quarter, hoping to secure their year-end financing.



                           Portfolio Diversification
                     By Asset Type as of December 31, 1999
                     (percentages are based on net assets)


                            (PIE CHART APPEARS HERE)





                U.S. Treasury                    U.S. Government and
                Notes 12%                        Agency Obligations 16%

                U.S. Treasury
                Bills 10%

                Floating Rate
                Notes 9%
                                                 Repurchase
                                                 Agreements 53%



o To calm the markets, the Fed announced in October that it would provide the market with several liquidity programs, including a repurchase agreement facility with expanded collateral guidelines and a Standby Financing Facility.

o As with most other secular Y2K fears, the money markets' liquidity concerns also turned out to be for naught.


INVESTMENT REVIEW
We were able to produce competitive yields in the Institutional Treasury Assets Fund. We maintained a neutral to the benchmark weighted average maturity position for most of the first half of the annual period, as the Federal Reserve Board remained neutral. As the yield curve steepened, we began to implement our Y2K strategy, i.e. a "barbell" strategy through the purchase of longer-dated Treasury securities that not only enabled us to take advantage of the higher yields but also to begin accumulating securities and term repurchase agreements maturing early in the year 2000, avoiding any liquidity issues that may have arisen.

It must also be noted that a strong technical condition existed in the short-term Treasury market for much of the year. This condition was generally attributed to the cutback of overall



                                                                     Average Annual
                                      Cumulative Total Returns        Total Returns                 Annualized
                                                                                                7 day       7 day
                                        Past 1        Since        Past 1       Since          current    effective
Periods ended December 31, 1999          year       inception       year       inception        yield       yield
--------------------------------------------------------------------------------------------------------------------
Institutional Treasury
  Assets Fund(1)(inception 12/1/97)      4.97%       11.14%         4.97%        5.21%          4.96%       5.09%
--------------------------------------------------------------------------------------------------------------------
IBC Government
  Institutional
  Money Funds Average                    4.70%       10.52%         4.70%        4.92%          5.06%       5.19%


----------
(1)PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Yields will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to maintain a share value of $1.00 per share, it is possible to lose money by investing in the Fund. "Current yield" refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

Institutional Treasury Assets Fund

Letter to Shareholders

issuance by the Treasury, and at times to investors' decisions to remain on the sidelines as they sought to avoid volatile stock and bond markets while the Fed was in a tightening mode. Toward the end of the year, the Treasury temporarily increased the size of weekly bill issuance and also issued cash management bills. This action added much needed liquidity to the market at year end.

MANAGER OUTLOOK
We now know that the concerns and fears surrounding Y2K turned out to be a non-event. The world at large and the financial markets in particular continued to hum along without interruption. Looking ahead for the near term, we believe the U.S. economy still has substantial momentum, and the financial fundamentals for both households and businesses remain strong. Thus, we also feel that it will take somewhat higher interest rates to tone down the economy. The Federal Reserve Board could, in our view, continue to increase rates in the first half of the year 2000, as it seeks to slow real economic growth to a more sustainable pace.

Clearly, then, the degree of tightening and the timing of the Federal Reserve Board's next moves will be key to U.S. money market performance in the months ahead. So, too, will supply and demand factors.

For example, as the need for permanent financing of government debt decreases, the U.S. Treasury will likely continue to significantly cut back longer-term issuance, and when temporary needs arise, issue larger cash management bills.

Consequently, the supply of both U.S. Treasuries and repurchase agreements collateralized by Treasuries will likely decrease. In the Treasury Assets Fund, then, we intend to purchase term repurchase agreements to maintain competitive yields for the Portfolio. We also anticipate managing the Fund with a shorter duration than in 1999 to be well positioned for any potential Fed rate increases.

We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to provide high current income consistent with liquidity and capital preservation.

We appreciate your support of the Institutional Treasury Assets Fund and look forward to continuing to serve your investment needs for many years ahead.


                              /s/ Darlene M. Rasel

                                Darlene M. Rasel
                 Portfolio Manager of the Treasury Assets Fund
                               December 31, 1999

Institutional Treasury Assets Fund


Schedule of Investments December 31, 1999


Principal
 Amount               Description                     Value
---------             -----------                     -----
Floating Rate Notes - 9.4%
                 Federal National Mortgage
                 Association,
                    Daily Variable Rate:
$  10,000,000       5.11%, 7/17/00                 $   9,997,303
                                                   -------------

                 Federal Home Loan Bank,
                    Monthly Variable Rate:
   10,000,000       4.778%, 3/15/00                    9,998,848
   20,000,000       4.775%, 5/12/00                   19,993,869
   10,000,000       5.01%, 7/12/00                     9,997,364
   10,000,000       5.29%, 11/22/00                    9,992,874
                                                   -------------
                                                      49,982,955
                                                   -------------

                Total Floating Rate Notes
                    (Amortized Cost $59,980,258)      59,980,258
                                                   -------------

                 U.S. Treasury Bills - 10.1%
   20,000,000       5.135%, 1/13/00                   19,965,766
   25,000,000       5.19%, 1/13/00                    24,954,625
   10,000,000       5.375%, 3/23/00                    9,877,569
   10,000,000       5.28%, 3/30/00                     9,869,467
                                                   -------------

                Total U.S. Treasury Bills
                    (Amortized Cost $64,667,427)      64,667,427
                                                   -------------

                 U.S. Treasury Notes - 12.2%
    6,000,000       7.75%, 1/31/00                     6,013,945
   30,000,000       5.875%, 2/15/00                   30,026,851
   28,000,000       7.125%, 2/29/00                   28,086,926
   14,000,000       6.25%, 5/31/00                    14,037,876
                                                   -------------

                Total U.S. Treasury Notes
                    (Amortized Cost $78,165,598)      78,165,598
                                                   -------------

                 United States
                 Government And Agency Obligations - 15.5%
                 Federal Home Loan Mortgage
                 Corporation:
   15,000,000       5.55%, 2/22/00                    14,879,750
   14,945,000       5.47%, 2/24/00                    14,822,376
   25,000,000       5.53%, 2/24/00                    24,792,624
   10,000,000       5.53%, 3/2/00                      9,906,297
   12,865,000       5.55%, 3/9/00                     12,730,132
    5,000,000       5.04%, 3/29/00                     4,991,791
                                                   -------------
                                                      82,122,970
                                                   -------------


Principal
 Amount               Description                     Value
---------             -----------                     -----
                 Federal National Mortgage
                 Association:
$  10,000,000       5.58%, 1/21/00                 $   9,969,000
    6,763,000       5.64%, 5/18/00                     6,616,784
                                                   -------------
                                                      16,585,784
                                                   -------------

                Total United States Government
                    and Agency Obligations
                    (Amortized Cost $98,708,754)      98,708,754
                                                   -------------

                 Repurchase
                 Agreements(1) - 52.7%
   20,000,000    Tri-Party Repurchase Agreement
                    with Banque Paribas, dated
                    11/8/99, 5.31%, principal and
                    interest in the amount of
                    $20,271,400, due 2/8/00
                    (Collateralized by U.S.
                    Treasury Notes, par value of
                    $20,075,000, coupon rates of
                    5.75% to 6.00%, due from
                    8/15/00 to 11/15/00, value of
                    $20,483,937)                      20,000,000

   20,000,000    Tri-Party Repurchase Agreement
                    with Credit Suisse First Boston,
                    dated 10/8/99, 5.35%, principal
                    and interest in the amount of
                    $20,341,805, due 1/31/00
                    (Collateralized by U.S.
                    Treasury Strips, par value of
                    $6,500,146, coupon rates of
                    6.878% to 6.90%, due from
                    5/15/20 to 11/15/20, value of
                    $1,620,276; and U.S. Treasury
                    Strips - Principal, par value of
                    $79,051,294, coupon rates of
                    8.00% to 8.75%, due from
                    5/15/20 to 11/15/21, value of
                    $19,253,987)                      20,000,000

   10,000,000    Tri-Party Repurchase Agreement
                    with Goldman Sachs and
                    Company, dated 9/21/99,
                    5.65%, principal and interest in
                    the amount of $10,221,292,
                    due 2/9/00 (Collateralized by
                    Freddie Mac Gold Bonds, par
                    value of $10,890,551, coupon
                    rates of 5.00% to 7.00%, due
                    from 5/1/14 to 9/1/29, value
                    of $10,300,000)                   10,000,000




                       See Notes to Financial Statements.

Institutional Treasury Assets Fund


Schedule of Investments December 31, 1999



Principal
 Amount               Description                     Value
---------             -----------                     -----
$  20,000,000    Tri-Party Repurchase Agreement
                    with JP Morgan, Inc., dated
                    12/31/99, 5.15%, principal and
                    interest in the amount of
                    $20,008,583, due 1/3/00
                    (Collateralized by Federal
                    Home Loan Bank Bond, par
                    value of $10,692,000, coupon
                    rate of 5.15%, due 2/16/00,
                    value of $10,613,874; and
                    Tennessee Valley Authority
                    Bond, par value of
                    $11,021,000, coupon rate of
                    5.375%, due 11/13/08,
                    value of $9,708,840)           $  20,000,000

   88,288,739    Tri-Party Repurchase Agreement
                    with Merrill Lynch and
                    Company, dated 12/31/99,
                    3.30%, principal and interest in
                    the amount of $88,313,018,
                    due 1/3/00 (Collateralized by
                    U.S. Treasury Bond, par value
                    of $792,000, coupon rate of
                    6.75%, due 8/15/26, value of
                    $820,213; and U.S. Treasury
                    Strips - Principal, par value of
                    $120,000, coupon rate of
                    5.50%, due 2/15/08, value of
                    $70,358; and U.S. Treasury
                    Inflation Index Bond, par value
                    $87,665,000, coupon rate of
                    3.375%, due 1/15/07, value of
                    $89,164,728)                      88,288,739

   20,000,000    Tri-Party Repurchase Agreement
                    with Morgan Stanley Dean
                    Witter, dated 11/5/99, 5.35%,
                    principal and interest in the
                    amount of $20,267,500, due
                    2/3/00 (Collateralized by U.S.
                    Treasury Bill, par value of
                    $20,520,000, coupon rate of
                    5.24%, due 2/10/00, value of
                    $20,407,119)                      20,000,000

   50,000,000    Tri-Party Repurchase Agreement
                    with Salomon Smith Barney,
                    dated 12/31/99, 3.50%, principal
                    and interest in the amount
                    of $50,014,583, due 1/3/00
                    (Collateralized by U.S.
                    Treasury Note, par value of
                    $49,855,000, coupon rate of
                    6.25%, due 8/31/00, value of
                    $51,007,338)                      50,000,000



Principal
 Amount               Description                     Value
---------             -----------                     -----
$  50,000,000    Tri-Party Repurchase Agreement
                    with Swiss Bank, dated
                    12/31/99, 3.00%, principal and
                    interest in the amount of
                    $50,012,500, due 1/3/00
                    (Collateralized by U.S.
                    Treasury Bills, par value of
                    $51,991,000, coupon rates of
                    5.08% to 5.43%, due from
                    1/20/00 to 6/29/00, value of
                    $51,000,283)                   $  50,000,000

   10,000,000    Tri-Party Repurchase Agreement
                    with Swiss Bank, dated
                    9/22/99, 5.39%, principal and
                    interest in the amount of
                    $10,218,594, due 2/15/00
                    (Collateralized by U.S.
                    Treasury Bills, par value of
                    $10,383,000, coupon rates from
                    5.03% to 5.60%, due from
                    1/20/00 to 9/14/00, value of
                    $10,203,358)                      10,000,000

   48,683,716    Tri-Party Repurchase Agreement
                    with West Deutsche
                    Landesbank Gironzenral, dated
                    12/31/99, 3.00%, principal and
                    interest in the amount of
                    $48,695,887, due 1/3/00
                    (Collateralized by U.S.
                    Treasury Bond, par value of
                    $65,000,000 coupon rate of
                    13.875%, due 5/15/11,  value
                    of $49,504,036)                   48,683,716
                                                   -------------

Total Repurchase Agreements
     (Amortized Cost $336,972,455)                   336,972,455
                                                   -------------

Total Investments
     (Amortized Cost $638,494,492)       99.9%     $ 638,494,492
Other Assets Less Liabilities             0.1            371,948
                                        -----      -------------
Net Assets                              100.0%     $ 638,866,440
                                        =====      =============


---------
(1) Market value disclosed for collateral on repurchase agreements is as of December 31, 1999. The term repurchase agreements are subject to a seven day demand feature.


                       See Notes to Financial Statements.

Institutional Treasury Assets Fund


 Statement of Assets and Liabilities December 31, 1999


Assets
      Investments at Value (Amortized Cost $638,494,492)                                                 $    638,494,492
      Cash                                                                                                        172,248
      Interest Receivable                                                                                       2,953,462
      Prepaid Expenses and Other                                                                                    7,951
                                                                                                         ----------------
Total Assets                                                                                                  641,628,153
                                                                                                         ----------------
Liabilities
      Dividends Payable                                                                                         2,609,671
      Due to Bankers Trust                                                                                        112,403
      Accrued Expenses and Other                                                                                   39,639
                                                                                                         ----------------
Total Liabilities                                                                                               2,761,713
                                                                                                         ----------------
Net Assets                                                                                                    638,866,440
Composition of Net Assets
      Paid-in Capital                                                                                    $    638,876,515
      Undistributed Net Investment Loss                                                                            (4,341)
      Accumulated Net Realized Loss from Investment Transactions                                                   (5,734)
                                                                                                         ----------------
Net Assets                                                                                               $    638,866,440
                                                                                                         ================
Shares Outstanding ($0.001 par value per share, unlimited number
      of shares of beneficial interest authorized)                                                            638,870,029
                                                                                                         ================
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)      $           1.00
                                                                                                         ================



Statement of Operations For the year ended December 31, 1999


Investment Income
      Interest Income                                                                                    $     32,641,090
                                                                                                         ----------------
Expenses
      Advisory Fees                                                                                               975,386
      Administration and Services Fees                                                                            650,257
      Professional Fees                                                                                            24,793
      Printing and Shareholder Reports                                                                             15,265
      Trustees Fees                                                                                                 5,455
      Miscellaneous                                                                                                 4,219
                                                                                                         ----------------
      Total Expenses                                                                                            1,675,375
      Less: Fee Waivers or Expense Reimbursements                                                                (633,810)
                                                                                                         ----------------
            Net Expenses                                                                                        1,041,565
                                                                                                         ----------------
Net Investment Income                                                                                          31,599,525
Net Realized Loss from Investment Transactions                                                                     (4,014)
                                                                                                         ----------------
Net Increase in Net Assets from Operations                                                               $     31,595,511
                                                                                                         ----------------


                       See Notes to Financial Statements.

Institutional Treasury Assets Fund


Statements of Changes in Net Assets



                                                                           For the                For the
                                                                          year ended              year ended
                                                                         December 31,            December 31,
                                                                            1999                    1998
                                                                       -------------           --------------
Increase in Net Assets from:
Operations
      Net Investment Income                                           $   31,599,525           $   22,559,515
      Net Realized Gain (Loss) from Investment Transactions                   (4,014)                     140
                                                                      --------------           --------------
Net Increase in Net Assets from Operations                                31,595,511               22,559,655
                                                                      --------------           --------------
Distribution to Shareholders

      Net Investment Income                                              (31,599,525)             (22,566,000)
                                                                      --------------           --------------
Capital Transactions in Shares of Beneficial Interest
(at net asset value of $1.00 per share)(1)

      Proceeds from Sales of Shares                                    3,152,772,659            2,638,493,264
      Cost of Shares Redeemed                                         (3,002,127,706)          (2,244,647,511)
                                                                      --------------           --------------
Net Increase in Net Assets from Capital Transactions                     150,644,953              393,845,753
                                                                      --------------           --------------
Total Increase in Net Assets                                             150,640,939              393,839,408
Net Assets
Beginning of Year                                                        488,225,501               94,386,093
                                                                      --------------           --------------
End of Year                                                           $  638,866,440           $  488,225,501
                                                                      ==============           ==============

---------
(1) As of December 31, 1999 and December 31,1998, one shareholder held 7% and 18% of the Fund's outstanding shares, respectively.



Financial Highlights

Contained below are selected data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated for the Institutional Treasury Assets Fund.


                                                                           For the years ended December 31,        For the period
                                                                        -----------------------------------     Dec. 1, 1997(1) to
                                                                              1999                 1998            Dec. 31, 1997
                                                                        -------------          ------------      -----------------
Per Share Operating Performance:
Net Asset Value,Beginning of Period                                       $    1.00            $    1.00             $    1.00
                                                                          ---------            ---------             ---------
Income from Investment Operations
      Net Investment Income                                                    0.05                 0.05                0.0046
      Net Realized Gain from Investment Transactions                           0.00(2)              0.00(2)               0.00(2)
                                                                          ---------            ---------             ---------
Total from Investment Operations                                               0.05                 0.05                0.0046
                                                                          ---------            ---------             ---------
Distributions to Shareholders
      Net Investment Income                                                   (0.05)               (0.05)              (0.0046)
                                                                          ---------            ---------             ---------
Net Asset Value, End of Period                                            $    1.00            $    1.00                $ 1.00
                                                                          =========            =========             =========
Total Investment Return for Period                                             4.97%                5.33%                 0.46%
Supplemental Data and Ratios:
      Net Assets, End of Period (000s omitted)                            $ 638,866            $ 488,226             $  94,386
      Ratios to Average Net Assets:
            Net Investment Income                                              4.86%                5.24%                 5.43%(3)
            Expenses After Waivers                                             0.16%                0.16%                 0.16%(3)
            Expenses Before Waivers                                            0.26%                0.27%                 0.97%(3)
            Decrease Reflected in Above Expense
                  Ratios Due to Fee Waivers or Expense
                  Reimbursements                                               0.10%                0.11%                 0.81%(3)

---------
(1) The Fund's inception date.
(2) Less than $0.01 per share.
(3) Annualized.



                       See Notes to Financial Statements.

Institutional Treasury Assets Fund


Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on March 26, 1990, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. The Institutional Treasury Assets Fund (the "Fund") is offered to "accredited investors" as defined under the Securities Act of 1933. The Fund began operations and offering shares of beneficial interest on December 1, 1997. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue shares of beneficial interest in the Fund. The following summarizes the significant accounting policies of the Fund:

B. Security Valuation
Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Trustees to represent the fair value of the Fund's investments.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

D. Distributions
It is the Fund's policy to declare dividends daily and pay them monthly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net capital gains earned by the Fund, if any, are made annually, to the extent they exceed capital loss carryforwards.

E. Repurchase Agreements
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund has deferred a post October capital loss of $5,196 to next year.

G. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .10% of the Fund's average daily net assets.

The Fund has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Fund pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .15% of average daily net assets.

Bankers Trust has contractually agreed through April 30, 2000 to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .16% of the average daily net assets of the Portfolio.

At December 31, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended December 31, 1999.

ICC Distributors, Inc. provides distribution services to the Fund.

Note 3--Capital Loss Carryforwards
At December 31,1999, capital loss carryforwards available as a reduction against future net realized capital gains consisted of $538, which will expire in 2007.

Institutional Treasury Assets Fund

Report of Independent Accountants


To the Trustees of BT Institutional Funds and Shareholders of Institutional Treasury Assets Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of the Institutional Treasury Assets Fund (one of the Funds comprising BT Institutional Funds, hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2000



Tax Information (Unaudited) For the Tax Year ended December 31, 1999

We are providing this information as required by the Internal Revenue Code. The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

Of the ordinary distributions made during the fiscal year ended December 31, 1999, 38.33% has been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Institutional Treasury Assets Fund

Proxy Results (unaudited)


For the year ended December 31, 1999, the Bankers Trust Institutional Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999, or as adjourned. The description of each proposal and number of shares voted are as follows:

1.  To elect the Bankers Institutional Trust Funds Board of Trustees.

                                               Shares            Shares Voted
                                                Voted              Withheld
                                                 For               Authority
                                             -----------         ------------
        Mr. Charles P. Biggar                519,929,959              --
        Mr. S. Leland Dill                   519,929,959              --
        Mr. Richard T. Hale                  519,929,959              --
        Mr. Bruce E. Langton                 519,929,959              --
        Mr. Philip Saunders, Jr              519,929,959              --
        Mr. Harry Van Benschoten             519,929,959              --
        Dr. Martin J. Gruber                 519,929,959              --
        Dr. Richard J. Herring               519,929,959              --

2. To approve the New Investment Advisory Agreement with Bankers Trust Company.

                          For                   Against               Abstain
                       --------                 -------              --------
                      504,109,606             15,820,353                --


3. To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.

                          For                   Against               Abstain
                       --------                 -------              --------
                      519,929,959                  --                     --

4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.

                          For                   Against               Abstain
                       --------                 -------              --------
                      498,450,669             21,479,290                --


5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.

                          For                   Against               Abstain
                       --------                 -------              --------
                      519,929,959                  --                    --

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                                           BT Service Center
                                                    P.O. Box 219210
                                                    Kansas City, MO 64121-9210
or call our toll-free number:                       1-800-368-4031

This report must be preceded or accompanied by a current prospectus for the Fund.





Institutional Treasury Assets Fund                         CUSIP #055924815
BT Institutional Funds                                     464ANN (12/99)

Distributed by:
ICC Distributors, Inc.